UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 18, 2008


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                    0-26006                  95-4181026
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)



                3151 EAST WASHINGTON BOULEVARD
                    LOS ANGELES, CALIFORNIA                       90023
           (Address of Principal Executive Offices)             (Zip Code)


                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

         On March 18, 2008, Tarrant Apparel Group issued a press release announcing a settlement agreement and payment plan with the Internal Revenue Service relating to certain audits that were conducted for fiscal years 1996 through 2002. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER        DESCRIPTION
                  -------       -----------

                  99.1 Press Release dated March 18, 2008, published by Tarrant Apparel Group.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TARRANT APPAREL GROUP



Date:    March 18, 2008              By:      /S/ PATRICK CHOW
                                           -------------------------------------
                                           Patrick Chow, Chief Financial Officer


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